                                                                   Exhibit 10.16



                                EIGHTH AMENDMENT
                               TO CREDIT AGREEMENT

         EIGHTH AMENDMENT TO CREDIT AGREEMENT, dated as of March 18, 1999 (this "Amendment"), among UNIVERSAL HOSPITAL SERVICES, INC., a Minnesota corporation (the "Borrower"), the financial institutions party to the Credit Agreement described below (the "Banks") and BANKERS TRUST COMPANY, as Administrative Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :

         WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to a Credit Agreement, dated as of February 25, 1998 (as amended, modified and supplemented through, but not including, the date hereof, the "Credit Agreement");

         WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided; and

         NOW THEREFORE, it is agreed:

         1. Section 8.02 of the Credit Agreement is hereby amended by (i) deleting the text "and" appearing at the end of clause (m) thereof, (ii) deleting the period appearing at the end of clause (n) thereof and inserting the text "; and" in lieu thereof and (iii) inserting the following new clause (o) immediately after clause (n) thereof:

                  "(o) each of the Borrower and its Subsidiaries may acquire all or substantially all of the assets of any Person (or all or substantially all of the assets of a product line or division of any Person) or 100% of the capital stock of any Person (any acquisition permitted by this clause (o), a "Permitted Acquisition"), so long as
         (i) no Default or Event of Default then exists or would result therefrom, (ii) each of the representations and warranties contained in
         Section 6 shall be true and correct in all material respects both before and after giving effect to such Permitted Acquisitions (it being understood that any representation or warranty made as of a specific date, including, but not limited to, the representations and warranties contained in Section 6.22 of the Credit Agreement, shall be true and correct in all material respects as of such specific date), (iii) any liens or Indebtedness assumed or issued in connection with such acquisition are otherwise permitted under Section 8.03 or 8.04 as the case may be, (iv) the value of all consideration paid in connection therewith (including Indebtedness assumed or incurred) (x) for each Permitted Acquisition shall not exceed $1,000,000 and (y) for all of the Permitted Acquisitions shall not exceed $5,000,000, (v) the Borrower shall be in pro forma compliance with all financial covenants in this Agreement before and after giving effect to such Permitted Acquisitions and (vi) after giving effect to such Permitted Acquisition, the Total Unutilized Revolving Commitment shall not be less than $10,000,000.

         2. Section 8.05(a) of the Credit Agreement is hereby amended by deleting the periods and amounts appearing in the columns "Period" and "Amount" in their entirety and replacing them with the following texts and amounts:

         "Period                                                  Amount
         -------                                                  ------
         Effective Date through December 31, 1998               $30,616,000
         Fiscal Year ending December 31, 1999                   $31,700,000
         Fiscal Year ending December 31, 2000                   $32,000,000
         Fiscal Year ending December 31, 2001                   $33,200,000
         Fiscal Year ending December 31, 2002                   $40,000,000
         January 1, 2003 through the Maturity Date              $ 7,200,000"



         3. Section 8.06 of the Credit Agreement is hereby amended by (i) deleting the text "; and" appearing at the end of clause (i) thereof, (ii) deleting the period appearing at the end of clause (j) thereof and replacing it with a semi-column and (iii) inserting the following clause (k) immediately after clause (j) thereof:

         "(k) Permitted Acquisitions shall be permitted"

         4. Section 8.11 of the Credit Agreement is hereby amended by deleting the dates and ratios from and including December 31, 1998 to and including December 31, 1999 and replacing them with the following dates and ratios:

        "December 31, 1998                 0.85:1.00
         March 31, 1999                    0.65:1.00
         June 30 1999                      0.70:1.00
         September 31, 1999                0.75:1.00
         December 31, 1999                 1.00:1.00"

         5. Section 10 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

         " `Permitted Acquisitions' shall have the meaning provided in Section 8.02(o).

         6. Section 10 of the Credit Agreement is hereby further amended by (i) deleting the period appearing at the end of the definition of "Capital Expenditures" thereof and replacing it with the following text:

         ", excluding Capital Expenditures made with the Net Sale Proceeds obtained from the disposition of property, plant and equipment."

         7. Section 10 of the Credit Agreement is hereby further amended by inserting immediately after the text "otherwise" appearing at the end of the first sentence of the definition of "Consolidated EBITDA", the following text:

         ", provided that for purposes of Section 8.10, 8.11 and 8.12, there shall be excluded (to the extent not already excluded) in determining Consolidated EBITDA for any period the expenses of the Borrower incurred with respect to (i) salary adjustments in an aggregate amount of $213,000 related to the departure of personnel in 1998, (ii) expenses in an aggregate amount of $56,000 associated with the 1998 planned acquisition , (iii) severance charges related to 1998 in an aggregate amount of $202,000 and (iv) fees paid for 1998 to J.W. Childs in an aggregate amount of $234,000."

         8. This Amendment is limited precisely as written and shall not be deemed to be a consent to or modification of any other term or condition of the Credit Agreement, the other Credit Documents or any of the instruments or agreements referred to therein.

         9. The Borrower hereby (i) agrees to pay to the Administrative Agent on behalf of the Banks which execute this Eighth Amendment a non-refundable fee payable on the Eighth Amendment Effective Date equal to 0.10% of the Commitment of such Bank and (ii) represents and warrants that (x) no Default or Event of Default exists on the Eighth Amendment Effective Date (as defined below) both before and after giving effect to this Amendment and (y) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects on the Eighth Amendment Effective Date both before and after giving effect to this Amendment with the same effect as though such representations and warranties had been made on and as of the Eighth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date, including, but not limited to, the representations and warranties contained in Section 6.22 of the Credit Agreement, shall be true and correct in all material respects as of such specific date).

         10. This Amendment shall become effective on the date that (i) the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at its Notice Office and
(ii) the Borrower shall have paid the fee described in paragraph 9(i) above (such effective date referred to above is herein called the "Eighth Amendment Effective Date").

         11. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

         12. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         13. From and after the Eighth Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement or each of the Credit Documents shall be deemed to be references to such Credit Agreement or each of the Credit Documents as amended hereby.

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                   UNIVERSAL HOSPITAL SERVICES, INC.



                                   By:  /S/ Gerald L. Brandt
                                        ----------------------------------------
                                        Title: Vice President, Finance and Chief
                                        Financial Officer


                                   BANKERS TRUST COMPANY,
                                     Individually and as Administrative Agent


                                   By:  /S/ David J. Bell
                                        ----------------------------------------
                                        Title: Vice President



                                   HELLER FINANCIAL, INC.



                                   By:  /S/ Michael S. Sznajder
                                        ----------------------------------------
                                        Title: Senior Vice President



                                   FLEET NATIONAL BANK



                                   By:  /S/ Stephen Curran
                                        ----------------------------------------
                                        Title:  Vice President